TMK/UNITED FUNDS, INC.

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1996

The following information replaces the second paragraph under the heading "Mortgage-Backed Securities" on page 12:

     Each Portfolio may purchase mortgage-backed securities issued by both governmental and non-governmental entities, such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if the Manager determines they are consistent with its goal(s) and investment policies.

The following information replaces the information under the heading "Asset-Backed Securities" on page 13:

     Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Each Portfolio may invest no more than 30% of its total assets in asset-backed securities.

The following information replaces the last sentence under the heading "Custodial and Auditing Services" on page 48:

     Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent accountants, audits each Portfolio's financial statements.

This Supplement is dated January 10, 1997.